UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K




                   Current Report Under Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report November 15, 2001



                            FIDELITY FEDERAL BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Indiana                   0-22880               35-1894432
----------------------------        ----------            -------------
(State of other jurisdiction        Commission            (IRS Employer
    of Incorporation of              File No.          Identification No.)
       Organization)


                               18 NW Fourth Street
                            Evansville, Indiana 47714
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (812) 424-0921
               --------------------------------------------------
               Registrant's telephone number, including area code




              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.     Fidelity Federal Bancorp names President

On November 13, 2000, Fidelity Federal Bancorp (the "Registrant") announced that Donald R. Neel, the CFO of the Company, has been named President. The press release is set forth herein.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       FIDELITY FEDERAL BANCORP



Date: November 15, 2001                By: /s/ Donald R. Neel
      -----------------                    ---------------------------------
                                           Donald R. Neel, President and CFO

                     [FIDELITY FEDERAL BANCORP LETTERHEAD]



Contact:          Jack Cunningham, Chairman of the Board       (812) 424-0921
Release Date:     November 13, 2001
Stock Symbol:     NASDAQ: FFED

                    FIDELITY FEDERAL BANCORP NAMES PRESIDENT

Fidelity Federal Bancorp, Evansville, Indiana ("Company"), announced that Donald
R. Neel, the CFO of the Company, has been named President. Neel, 38, will retain his current duties as Company CFO and as President and CEO of United Fidelity Bank, fsb, the Company's savings bank subsidiary. Neel, a native of the Evansville community, has served in various capacities within the Company, primarily as a senior officer and director in various company subsidiaries.

Regarding the appointment to the additional post of President of Fidelity Federal, Chairman of the Board Jack Cunningham noted, "During Don's tenure with the Bank and Company, he has demonstrated a high level of commitment to the community banking concept. We are pleased that Don will be taking on the additional responsibilities as President of the Company."

Regarding the appointment, Neel noted, "I am extremely fortunate to have the opportunity to work with such a talented senior management team and board of directors, as well as an extremely motivated and determined staff, committed to building a premier community banking franchise. With the rising tide of consolidation in the banking industry, it is now more important than ever that we distinguish ourselves by providing a level of service to our customers and community that is unmatched in our market."

 The Company is a unitary savings and loan holding company based in Evansville, Indiana. Its savings bank subsidiary, United Fidelity Bank, fsb maintains five locations, four in Evansville and one in Warrick County. Through its Village Housing Corporation subsidiary, the Company also owns interests in tax-credit real estate housing. The Company's stock is quoted on NASDAQ under the symbol FFED.

Information on Fidelity Federal Bancorp and United Fidelity Bank, fsb is available on the Internet at: http://www.unitedfidelity.com

                                      -END-